As filed with the Securities and Exchange Commission on August 13, 2010
Registration No. 333-164291

United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

AMENDMENT NO. 2
TO
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

______________________

RECOVERY ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	1311 (Primary Standard Industrial Classification Code Number)	74-3231613 (I.R.S. Employer Identification No.)

Jeffrey Beunier
Chief Financial Officer
Recovery Energy, Inc.
1515 Wynkoop St., Suite 200
Denver, CO 80202
1-888-887-4449
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices and agent for service)

______________________

Copies to:
Jeffrey M. Knetsch
Brownstein Hyatt Farber Schreck, LLP
410 Seventeenth Street, Suite 2200
Denver, Colorado 80202
(303) 223-1100
Fax: (303) 223-1111

______________________

Approximate date of commencement of proposed sale to public: as soon as practicable after the registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earliest effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer. ☐	Accelerated Filer. ☐
Non-accelerated filer. ☐	Smaller reporting company. ☒

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per share(2)	Proposed maximum aggregate offering price(2)	Amount of registration fee(2)(3)
Common Stock(1)	45,696,666	$1.685	$76,998,882	$5,490.02

(1)
Represents 45,696,666 shares of common stock being registered for resale on behalf of the selling stockholder of such securities  and, pursuant to Rule 416 under the Securities Act, an indeterminate number of shares of common stock that are issuable upon stock splits, stock dividends, recapitalizations or other similar transactions affecting the shares of the selling stockholder.

(2)	Estimated solely for the purpose of determining the registration fee pursuant to Rule 457 promulgated under the Securities Act of 1933, as amended.

(3)	Previously paid.

The information in this prospectus is not complete and may be changed without notice.  The selling stockholders may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and Recovery Energy, Inc. and the selling stockholders are not soliciting offers to buy these securities, in any state where the offer or sale of these securities is not permitted.

Recovery Energy, Inc. hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Amendment No. 2 is being filed solely to file new Exhibits 5 and 23.2.

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.     Other expenses of issuance and distribution.

The following expenses incurred in connection with the sale of the securities being registered will be borne by the Registrant.  Other than the SEC registration fee and NASDAQ filing fee, the amounts stated are estimates.

SEC Registration Fee	$5,623
Legal Fees and Expenses	$75,000
Accounting Fees and Expenses	$5,000
Miscellaneous	$4,377
Total:	$90,000

Item 14.     Indemnification of directors and officers.

Section 5.1 of Article V of our bylaws provides for indemnification of our directors and officers against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with which action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of Recovery Energy and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful.  The termination of any action, suite or proceeding by judgment, order, settlement, conviction or upon plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to be the best interests of Recovery Energy and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that such conduct was unlawful.

Section 5.2 of Article V of our bylaws provides for indemnification of our directors and officers against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of Recovery Energy, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to Recovery Energy unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Subsection 1 of Section 78.7502 of Chapter 78 of the Nevada Revised Statutes provides that a corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (except in an action brought by or on behalf of the corporation) if that person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by that person in connection with such action, suit or proceeding, if that person acted in good faith and in a manner which that person reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, alone, does not create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and that, with respect to any criminal action or proceeding, the person had reasonable cause to believe his action was unlawful.

Subsection 2 of Section 78.7502 of the Nevada Revised Statutes provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or on behalf of the corporation to procure a judgment in its favor because the person acted in any of the capacities set forth above, against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit, if the person acted in accordance with the standard set forth above, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom to be liable to the corporation or for amounts paid in settlement to the corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Subsection 3 of Section 78.7502 of the Nevada Revised Statutes further provides that, to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections 1 and 2 thereof, or in the defense of any claim, issue or matter therein, that person shall be indemnified by the corporation against expenses (including attorneys' fees) actually and reasonably incurred by that person in connection therewith.

Section 78.751 of the Nevada Revised Statutes provides that unless indemnification is ordered by a court, the determination to provide indemnification must be made by the stockholders, by a majority vote of a quorum of the board of directors who were not parties to the action, suit or proceeding, or in specified circumstances by independent legal counsel in a written opinion.  In addition, the articles of incorporation, bylaws or an agreement made by the corporation may provide for the payment of the expenses of a director or officer of the expenses of defending an action as incurred upon receipt of an undertaking to repay the amount if it is ultimately determined by a court of competent jurisdiction that the person is not entitled to indemnification.

Section 78.751 of the Nevada Revised Statutes further provides that the indemnification provided for therein shall not be deemed exclusive of any other rights to which the indemnified party may be entitled and that the scope of indemnification shall continue as to directors, officers, employees or agents who have ceased to hold such positions, and to their heirs, executors and administrators.

Finally, Section 78.752 of the Nevada Revised Statutes provides that a corporation may purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the authority to indemnify him against such liabilities and expenses.

Item 15.    Recent Sales of Unregistered Securities

Private placements for cash

In November, 2009 we sold an aggregate of 125,000 shares of our common stock to one accredited investors (as defined in Regulation D) for $4.00 per share resulting in proceeds of $500,000 to us.

In January, 2010 we sold an aggregate of 88,889 shares of our common stock to one accredited investors (as defined in Regulation D) for $2.25 per share resulting in proceeds of $200,000 to us.

In March, 2010 we issued 44,445 shares of our common stock to one accredited investor (as defined in Regulation D) for $2.25 per share resulting in proceeds of $100,000 to us.

In April, 2010 we issued 333,333 shares of our common stock to one accredited investor (as defined in Regulation D) for $0.75 per share resulting in proceeds of $250,000 to us.

In May, 2010 we completed a private placement to 32 accredited investors (as defined in Regulation D) of 1,058,486 shares of our common stock at $0.75 per share resulting in gross proceeds to us of $793,732.  We paid three placement agents, a combined commission of $26,158.

In June, 2010 we completed a private placement to 36 accredited investors (as defined in Regulation D) of units consisting of 15,901,200 shares of our common stock and five-year warrants to purchase 15,901,200 shares of our common stock at $1.50 per share.  The units were priced at $1.50 resulting in gross proceeds to us of $23,851,800.  We paid T.R. Winston & Company, LLC, the placement agent, a commission of 8% of the gross proceeds from the sale (not including the shares purchased by T.R. Winston described below) and an immediately exercisable five-year warrant to purchase 2,355,733 shares of common stock for $1.50 per share. In addition, T.R. Winston will also receive 8% of the proceeds paid to us upon exercise of the warrants issued to the purchasers in the private placement. T.R. Winston also purchased 1,177,867 of the shares and received warrants to purchase 1,177,867 shares of common stock from its fees in connection with the private placement.

Shares issued in connection with acquisitions of oil and gas properties

In November, 2009 we issued 250,000 shares of our common stock to Edward Mike Davis, L.L.C., the seller of oil and gas properties we acquired as described in our current report on form 8-K filed on November 12, 2009.  These shares were repurchased from the seller in January, 2010 for $750,000 pursuant to a put option exercised by the seller.

In December, 2009 we issued 1,450,000 shares of our common stock to Edward Mike Davis, L.L.C., the seller of oil and gas properties we acquired as described in our current report on form 8-K filed on December 9, 2009.

In March, 2010 we issued 550,000 shares of our common stock to Edward Mike Davis, L.L.C., the seller of oil and gas properties we acquired as described in our current report on form 8-K filed on March 25, 2010.

In April, 2010 we issued 2,500,000 shares of our common stock to Edward Mike Davis, L.L.C., the seller of oil and gas properties we acquired as described in our current report on form 8-K filed on April 20, 2010.

In May, 2010 we issued 2,000,000 shares of our common stock to Edward Mike Davis, L.L.C., the seller of oil and gas properties we acquired as described in our current reports on form 8-K filed on May 20, 2010 and June 4, 2010.

Shares issued to our lender

In February, 2010 we issued 1,000,000 shares of our common stock to our lender Hexagon Investments, LLC in connection with receiving a $4,500,000 loan used to purchase oil and gas properties as described in our current reports on form 8-K filed on February 5, 2010 and March 4, 2010.

In March, 2010 we issued 750,000 shares of our common stock to our lender Hexagon Investments, LLC in connection with receiving a $6,000,000 loan used to purchase oil and gas properties as described in our current report on form 8-K filed on March 25, 2010.

In April, 2010 we issued 3,250,000 shares of our common stock and a five-year warrant to purchase 2,000,000 shares of our common stock at $2.50 per share to our lender Hexagon Investments, LLC in connection with receiving a $15,000,000 loan used to purchase oil and gas properties as described in our current report on form 8-K filed on April 20, 2010.

In June, 2010 we issued a five-year warrant to purchase 1,500,000 shares of our common stock at $1.50 per share to our lender Hexagon Investments, LLC in connection with amendments to our credit agreements necessary to purchase oil and gas properties as described in our current report on form 8-K filed on June 4, 2010.

Shares issued to service providers

In December, 2009 we issued a five-year warrant to purchase 750,000 shares of our common stock for $3.50 per share to a potential investor in exchange for a commitment of $20,000,000 to finance the purchase of oil and gas properties.

In April, 2010 we issued 30,995 shares of our common stock to C.K. Cooper & Company Inc. in exchange for financial advisory services.

In June, 2010 we issued 750,000 shares of our common stock, a five-year warrant to purchase 750,000 shares of our common stock for $1.50 per share and a three-year warrant to purchase 250,000 shares of our common stock for $1.50 per share to Market Development Consulting Group, Inc. in exchange for management consulting services.

In June, 2010 we issued a three-year warrant to purchase 50,000 shares of our common stock for $1.50 per share to Globe Media for public relations services.

Shares issued to officers and directors

In September, 2009 we granted 464,200 shares of our common stock to Jeffrey A. Beunier pursuant to his employment agreement.
In November, 2009 we granted 1,000,000 shares of our common stock to Roger A. Parker and 10,000 shares of our common stock to James Miller pursuant to their respective director appointment agreements.

In December, 2009 we granted 10,000 shares of our common stock to James Miller pursuant to his amended and restated director appointment agreement.

In February, 2010 we granted 100,000 shares of our common stock to James Miller pursuant to his amended and restated director appointment agreement.

In May, 2010 we granted (i) 4,500,000 shares of our common stock to Roger A. Parker pursuant to his employment agreement as our chief executive officer, (ii) 1,635,800 shares of our common stock to Jeffrey A. Beunier pursuant to his employment agreement as our chief financial officer and (iii) 80,000 shares of our common stock to James Miller pursuant to his amended and restated director appointment agreement.

In June, 2010 we granted 500,000 shares of our common stock to Timothy N. Poster and 150,000 shares of our common stock to Conway J. Schatz pursuant to their respective director appointment agreements.

Exemption from registration claimed

Issuance of the shares and warrants described above was not registered under the Securities Act of 1933.  The issuance of these shares was exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933.  These securities qualified for exemption since in each case the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the sale, size of the offering, manner of the offering and number of securities offered. In addition, these shareholders have the necessary investment intent as required by Section 4(2) since each agreed to and received a share certificate and/or warrants bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” The T.R. Winston private placement was also exempt from registration pursuant to Rule 506 of Regulation D.  Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act for these issuances.

Item 16.     Exhibits.

Exhibit No.	Description
2.1
Membership Unit Purchase Agreement by and among Recovery Energy, Lanny M. Roof, Judith Lee and Michael Hlvasa dated as of September 21, 2009 (incorporated herein by reference to Exhibit 2.1 from our current report filed on form 8-K filed on September 22, 2009).

3.1	Articles of Incorporation (incorporated herein by reference to Exhibit 3.1 to Company's form S-1 filed on July 28, 2008).

3.2	Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.2 to Company's periodic report on form 8-K filed on June 18, 2010).

4.1	Warrant to Purchase Common Stock dated December 11, 2009 (incorporated by reference to Exhibit 4.2 to Company's current report filed on form 8-K filed on December 17, 2009).

5.1	Legal Opinion of Brownstein Hyatt Farber Schreck, LLP.

10.2
Lock-Up Agreement with Tryon Capital Ventures, LLC as of September 21, 2009 (incorporated herein by reference to Exhibit 10.2 to Company's current report filed on form 8-K filed on September 22, 2009).

10.3	Equipment Purchase Agreement, dated May 31, 2009 (incorporated herein by reference to Exhibit 10.3 to Company's current report filed on form 8-K filed on September 22, 2009).

10.4	Agreement with New Century Capital Partners dated as of November 16, 2009 (incorporated herein by reference to Exhibit 10.4 to Company's current report filed on form 8-K filed on November 23, 2009).

10.5
Purchase and Sale Agreement with Edward Mike Davis, L.L.C. for purchase of 100% interest in Church field dated as of October 1, 2009 (incorporated herein by reference to Exhibit 10.5 to Company's current report filed on form 8-K filed on November 13, 2009).

10.6
Purchase and Sale Agreement with Duane M. Freund Irrevocable Trust 2 for purchase of 50% interest in Church field dated as of October 1, 2009 (incorporated herein by reference to Exhibit 10.6 to Company's current report filed on form 8-K filed on November 13, 2009).

10.7
Purchase and Sale Agreement with Roger A. Parker for Church field dated effective as of October 1, 2009 (incorporated herein by reference to Exhibit 10.11 to Company's current report filed on form 8-K filed on January 21, 2010).

10.8
Purchase and Sale Agreement with Edward Mike Davis, L.L.C. for Wilke Field dated effective as of January 1, 2010 (incorporated herein by reference to Exhibit 10.8 to Company's annual report filed on form 10-K for the year ended December 31, 2009).

10.9
Credit Agreement with Hexagon Investments, LLC dated effective as of January 29, 2010 (incorporated herein by reference to Exhibit 10.12 to Company's current report filed on form 8-K filed on March 4, 2010).

10.10
Promissory Note for financing with Hexagon Investments, LLC dated as of January 29, 2010 (incorporated herein by reference to Exhibit 10.13 to Company's current report filed on form 8-K filed on March 4, 2010).

10.11	Nebraska Mortgage to Hexagon Investments, LLC dated as of January 29, 2010 (incorporated herein by reference to Exhibit 10.14 to Company's current report filed on form 8-K filed on March 4, 2010).

10.12	Colorado Mortgage to Hexagon Investments, LLC dated as of January 29, 2010 (incorporated herein by reference to Exhibit 10.15 to Company's current report filed on form 8-K filed on March 4, 2010).

10.13
Purchase and Sale Agreement with Edward Mike Davis, L.L.C. dated effective as of April 1, 2010 (incorporated herein by reference to Exhibit 10.16 to Company's current report filed on form 8-K filed on March 25, 2010).

10.14
Credit Agreement with Hexagon Investments, LLC dated effective as of March 25, 2010 (incorporated herein by reference to Exhibit 10.17 to Company's current report filed on form 8-K filed on March 25, 2010).

10.15
Promissory Note for financing with Hexagon Investments, LLC dated as of March 25, 2010 (incorporated herein by reference to Exhibit 10.18 to Company's current report filed on form 8-K filed on March 25, 2010).

10.16	Nebraska Mortgage to Hexagon Investments, LLC dated as of March 25, 2010 (incorporated herein by reference to Exhibit 10.19 to Company's current report filed on form 8-K filed on March 25, 2010).

10.17	Wyoming Mortgage to Hexagon Investments, LLC dated as of March 25, 2010 (incorporated herein by reference to Exhibit 10.20 to Company's current report filed on form 8-K filed on March 25, 2010).

10.18
Purchase and Sale Agreement with Edward Mike Davis, L.L.C. for purchase of oil and gas properties dated as of April 1, 2010 (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on April 20, 2010).

10.19	Credit Agreement with Hexagon Investments, LLC dated as of April 14, 2010 (incorporated herein by reference to Exhibit 10.2 to the Company's current report filed on form 8-K filed on April 20, 2010).

10.20	Promissory Note with Hexagon Investments, LLC dated April 14, 2010 (incorporated herein by reference to Exhibit 10.3 to the Company's current report filed on form 8-K filed on April 20, 2010).

10.21
Warrant to Purchase Common Stock by Hexagon Investments, LLC dated April 14, 2010 (incorporated herein by reference to Exhibit 10.4 to the Company's current report filed on form 8-K filed on April 20, 2010).

10.22	Wyoming Mortgage to Hexagon Investments, LLC dated April 14, 2010 (incorporated herein by reference to Exhibit 10.5 to the Company's current report filed on form 8-K filed on April 20, 2010).

10.23	Securities Purchase Agreement dated as of April 26, 2020 (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on April 30, 2010).

10.24	Agreement with C.K. Cooper dated April 8, 2010 (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on May 4, 2010).

10.25	Purchase Agreement dated May 6, 2010 (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on May 12, 2010).

10.26	Promissory Note dated May 6, 2010 (incorporated herein by reference to Exhibit 10.2 to the Company's current report filed on form 8-K filed on May 12, 2010).

10.27	Security Agreement dated May 6, 2010 (incorporated herein by reference to Exhibit 10.3 to the Company's current report filed on form 8-K filed on May 12, 2010).

10.28
Purchase Agreement with Edward Mike Davis, L.L.C. and Spotie, Inc. dated May 15, 2010 (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on May 20, 2010).

10.29	Employment Agreement with Roger A. Parker (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on May 20, 2010).

10.30	Employment Agreement with Jeffrey A. Beunier (incorporated herein by reference to Exhibit 10.2 to the Company's current report filed on form 8-K filed on May 20, 2010).

10.31	Second Amended and Restated Director Appointment Agreement with James Miller (incorporated herein by reference to Exhibit 10.3 to the Company's current report filed on form 8-K filed on May 20, 2010).

10.32
Second Amended and Restated Director Appointment Agreement with Roger A. Parker (incorporated herein by reference to Exhibit 10.4 to the Company's current report filed on form 8-K filed on May 20, 2010).

10.33	Form of Warrant Issued in Private Placement (incorporated herein by reference to Exhibit 4.1 to the Company's current report filed on form 8-K filed on June 4, 2010).

10.34	Warrant issued to Hexagon Investments, LLC (incorporated herein by reference to Exhibit 4.2 to the Company's current report filed on form 8-K filed on June 4, 2010).

10.35	Form of Securities Purchase Agreement (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on June 4, 2010).

10.36	Form of Registration Rights Agreement (incorporated herein by reference to Exhibit 10.2 to the Company's current report filed on form 8-K filed on June 4, 2010).

10.37	Form of Lockup Agreement (incorporated herein by reference to Exhibit 10.3 to the Company's current report filed on form 8-K filed on June 4, 2010).

10.38	Letter Agreement with Hexagon Investments, LLC (incorporated herein by reference to Exhibit 10.4 to the Company's current report filed on form 8-K filed on June 4, 2010).

10.39	Independent Director Appointment Agreement with Timothy N. Poster (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on June 7, 2010).

10.40	Independent Director Appointment Agreement with Conway J. Schatz (incorporated herein by reference to Exhibit 10.2 to the Company's current report filed on form 8-K filed on June 7, 2010).

10.41	Consulting Agreement with Market Development Consulting Group, Inc. (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on June 18, 2010).

10.42	Five Year Warrant to Market Development Consulting Group, Inc. (incorporated herein by reference to Exhibit 10.2 to the Company's current report filed on form 8-K filed on June 18, 2010).

10.43	Three Year Warrant to Market Development Consulting Group, Inc. (incorporated herein by reference to Exhibit 10.3 to the Company's current report filed on form 8-K filed on June 18, 2010).

10.44	Warrant to Globe Media (incorporated herein by reference to Exhibit 10.4 to the Company's current report filed on form 8-K filed on June 18, 2010).

10.45	Registration Rights Agreement with Hexagon Investments, Inc. (incorporated herein by reference to Exhibit 10.5 to the Company's current report filed on form 8-K filed on June 18, 2010).

10.46	Stockholders Agreement with Hexagon Investments Incorporated (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on June 29, 2010).

14.1	Code of Ethics (incorporated herein by reference to Exhibit 14.1 to Company's annual report on form 10-K for the year ended December 31, 2009).

16.1
Letter from Jewett, Schwartz, Wolfe & Associates to the U.S. Securities and Exchange Commission dated January 19, 2010 (incorporated herein by reference to Exhibit 16.1 to the Company's periodic report on form 8-K dated January 21, 2010).

21.1	List of subsidiaries of the registrant (previously filed).

23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1).

23.2	Consent of Hein & Associates LLP.

24.1	Power of Attorney (previously filed).

Item 17.     Undertakings.

The undersigned registrant hereby undertakes:

(1)
To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)
That, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this amendment no. 2 to registration statement to be signed on its behalf by the undersigned on August 13, 2010.

RECOVERY ENERGY, INC.,
a Nevada corporation
By: /s/ Jeffrey A. Beunier
Name: Jeffrey A. Beunier
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 2 to registration statement has been signed below by the following persons in the capacities indicated on August 13, 2010:

Name and Signature	Title

/s/ Roger A. Parker*	Chief Executive Officer, Principal Executive Officer and Director
Roger A. Parker

/s/ Jeffrey A. Beunier	President and Chief Financial Officer, Principal Financial Officer, and
Jeffrey A. Beunier	Principal Accounting Officer and Director

/s/ James J. Miller*	Director
James J. Miller

/s/ Timothy N. Poster*	Director
Timothy N. Poster

/s/Conway J. Schatz*	Director
Conway J. Schatz

*by /s/ Jeffrey A. Beunier
Jeffrey A. Beunier
Attorney-in-fact

EXHIBITS INDEX

Exhibit No.	Description
2.1
Membership Unit Purchase Agreement by and among Recovery Energy, Lanny M. Roof, Judith Lee and Michael Hlvasa dated as of September 21, 2009 (incorporated herein by reference to Exhibit 2.1 from our current report filed on form 8-K filed on September 22, 2009).

3.1	Articles of Incorporation (incorporated herein by reference to Exhibit 3.1 to Company's form S-1 filed on July 28, 2008).

3.2	Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.2 to Company's periodic report on form 8-K filed on June 18, 2010).

4.1	Warrant to Purchase Common Stock dated December 11, 2009 (incorporated by reference to Exhibit 4.2 to Company's current report filed on form 8-K filed on December 17, 2009).

5.1	Legal Opinion of Brownstein Hyatt Farber Schreck, LLP.

10.2
Lock-Up Agreement with Tryon Capital Ventures, LLC as of September 21, 2009 (incorporated herein by reference to Exhibit 10.2 to Company's current report filed on form 8-K filed on September 22, 2009).

10.3	Equipment Purchase Agreement, dated May 31, 2009 (incorporated herein by reference to Exhibit 10.3 to Company's current report filed on form 8-K filed on September 22, 2009).

10.4	Agreement with New Century Capital Partners dated as of November 16, 2009 (incorporated herein by reference to Exhibit 10.4 to Company's current report filed on form 8-K filed on November 23, 2009).

10.5
Purchase and Sale Agreement with Edward Mike Davis, L.L.C. for purchase of 100% interest in Church field dated as of October 1, 2009 (incorporated herein by reference to Exhibit 10.5 to Company's current report filed on form 8-K filed on November 13, 2009).

10.6
Purchase and Sale Agreement with Duane M. Freund Irrevocable Trust 2 for purchase of 50% interest in Church field dated as of October 1, 2009 (incorporated herein by reference to Exhibit 10.6 to Company's current report filed on form 8-K filed on November 13, 2009).

10.7
Purchase and Sale Agreement with Roger A. Parker for Church field dated effective as of October 1, 2009 (incorporated herein by reference to Exhibit 10.11 to Company's current report filed on form 8-K filed on January 21, 2010).

10.8
Purchase and Sale Agreement with Edward Mike Davis, L.L.C. for Wilke Field dated effective as of January 1, 2010 (incorporated herein by reference to Exhibit 10.8 to Company's annual report on form 10-K for the year ended December 31, 2009).

10.9
Credit Agreement with Hexagon Investments, LLC dated effective as of January 29, 2010 (incorporated herein by reference to Exhibit 10.12 to Company's current report filed on form 8-K filed on March 4, 2010).

10.10
Promissory Note for financing with Hexagon Investments, LLC dated as of January 29, 2010 (incorporated herein by reference to Exhibit 10.13 to Company's current report filed on form 8-K filed on March 4, 2010).

10.11	Nebraska Mortgage to Hexagon Investments, LLC dated as of January 29, 2010 (incorporated herein by reference to Exhibit 10.14 to Company's current report filed on form 8-K filed on March 4, 2010).

10.12	Colorado Mortgage to Hexagon Investments, LLC dated as of January 29, 2010 (incorporated herein by reference to Exhibit 10.15 to Company's current report filed on form 8-K filed on March 4, 2010).

10.13
Purchase and Sale Agreement with Edward Mike Davis, L.L.C. dated effective as of April 1, 2010 (incorporated herein by reference to Exhibit 10.16 to Company's current report filed on form 8-K filed on March 25, 2010).

10.14
Credit Agreement with Hexagon Investments, LLC dated effective as of March 25, 2010 (incorporated herein by reference to Exhibit 10.17 to Company's current report filed on form 8-K filed on March 25, 2010).

10.15
Promissory Note for financing with Hexagon Investments, LLC dated as of March 25, 2010 (incorporated herein by reference to Exhibit 10.18 to Company's current report filed on form 8-K filed on March 25, 2010).

10.16	Nebraska Mortgage to Hexagon Investments, LLC dated as of March 25, 2010 (incorporated herein by reference to Exhibit 10.19 to Company's current report filed on form 8-K filed on March 25, 2010).

10.17	Wyoming Mortgage to Hexagon Investments, LLC dated as of March 25, 2010 (incorporated herein by reference to Exhibit 10.20 to Company's current report filed on form 8-K filed on March 25, 2010).

10.18
Purchase and Sale Agreement with Edward Mike Davis, L.L.C. for purchase of oil and gas properties dated as of April 1, 2010 (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on April 20, 2010).

10.19	Credit Agreement with Hexagon Investments, LLC dated as of April 14, 2010 (incorporated herein by reference to Exhibit 10.2 to the Company's current report filed on form 8-K filed on April 20, 2010).

10.20	Promissory Note with Hexagon Investments, LLC dated April 14, 2010 (incorporated herein by reference to Exhibit 10.3 to the Company's current report filed on form 8-K filed on April 20, 2010).

10.21
Warrant to Purchase Common Stock by Hexagon Investments, LLC dated April 14, 2010 (incorporated herein by reference to Exhibit 10.4 to the Company's current report filed on form 8-K filed on April 20, 2010).

10.22	Wyoming Mortgage to Hexagon Investments, LLC dated April 14, 2010 (incorporated herein by reference to Exhibit 10.5 to the Company's current report filed on form 8-K filed on April 20, 2010).

10.23	Securities Purchase Agreement dated as of April 26, 2020 (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on April 30, 2010).

10.24	Agreement with C.K. Cooper dated April 8, 2010 (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on May 4, 2010).

10.25	Purchase Agreement dated May 6, 2010 (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on May 12, 2010).

10.26	Promissory Note dated May 6, 2010 (incorporated herein by reference to Exhibit 10.2 to the Company's current report filed on form 8-K filed on May 12, 2010).

10.27	Security Agreement dated May 6, 2010 (incorporated herein by reference to Exhibit 10.3 to the Company's current report filed on form 8-K filed on May 12, 2010).

10.28
Purchase Agreement with Edward Mike Davis, L.L.C. and Spotie, Inc. dated May 15, 2010 (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on May 20, 2010).

10.29	Employment Agreement with Roger A. Parker (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on May 20, 2010).

10.30	Employment Agreement with Jeffrey A. Beunier (incorporated herein by reference to Exhibit 10.2 to the Company's current report filed on form 8-K filed on May 20, 2010).

10.31	Second Amended and Restated Director Appointment Agreement with James Miller (incorporated herein by reference to Exhibit 10.3 to the Company's current report filed on form 8-K filed on May 20, 2010).

10.32
Second Amended and Restated Director Appointment Agreement with Roger A. Parker (incorporated herein by reference to Exhibit 10.4 to the Company's current report filed on form 8-K filed on May 20, 2010).

10.33	Form of Warrant Issued in Private Placement (incorporated herein by reference to Exhibit 4.1 to the Company's current report filed on form 8-K filed on June 4, 2010).

10.34	Warrant issued to Hexagon Investments, LLC (incorporated herein by reference to Exhibit 4.2 to the Company's current report filed on form 8-K filed on June 4, 2010).

10.35	Form of Securities Purchase Agreement (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on June 4, 2010).

10.36	Form of Registration Rights Agreement (incorporated herein by reference to Exhibit 10.2 to the Company's current report filed on form 8-K filed on June 4, 2010).

10.37	Form of Lockup Agreement (incorporated herein by reference to Exhibit 10.3 to the Company's current report filed on form 8-K filed on June 4, 2010).

10.38	Letter Agreement with Hexagon Investments, LLC (incorporated herein by reference to Exhibit 10.4 to the Company's current report filed on form 8-K filed on June 4, 2010).

10.39	Independent Director Appointment Agreement with Timothy N. Poster (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on June 7, 2010).

10.40	Independent Director Appointment Agreement with Conway J. Schatz (incorporated herein by reference to Exhibit 10.2 to the Company's current report filed on form 8-K filed on June 7, 2010).

10.41	Consulting Agreement with Market Development Consulting Group, Inc. (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on June 18, 2010).

10.42	Five Year Warrant to Market Development Consulting Group, Inc. (incorporated herein by reference to Exhibit 10.2 to the Company's current report filed on form 8-K filed on June 18, 2010).

10.43	Three Year Warrant to Market Development Consulting Group, Inc. (incorporated herein by reference to Exhibit 10.3 to the Company's current report filed on form 8-K filed on June 18, 2010).

10.44	Warrant to Globe Media (incorporated herein by reference to Exhibit 10.4 to the Company's current report filed on form 8-K filed on June 18, 2010).

10.45	Registration Rights Agreement with Hexagon Investments, Inc. (incorporated herein by reference to Exhibit 10.5 to the Company's current report filed on form 8-K filed on June 18, 2010).

10.46	Stockholders Agreement with Hexagon Investments Incorporated (incorporated herein by reference to Exhibit 10.1 to the Company's current report filed on form 8-K filed on June 29, 2010).

14.1	Code of Ethics (incorporated herein by reference to Exhibit 14.1 to Company's annual report on form 10-K for the year ended December 31, 2009).

16.1
Letter from Jewett, Schwartz, Wolfe & Associates to the U.S. Securities and Exchange Commission dated January 19, 2010 (incorporated herein by reference to Exhibit 16.1 to the Company's periodic report on form 8-K dated January 21, 2010).

21.1	List of subsidiaries of the registrant (previously filed).

23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1).

23.2	Consent of Hein & Associates LLP

24.1	Power of Attorney (previously filed).